File No. 33-23512, 811-5629
                                            Filed under Rule 497(e)

                              THE GCG TRUST

                  Supplement dated February 14, 1997 to
       Prospectus dated September 3, 1996, as amended February 5, 1997

     Effective February 28, 1997, Warburg, Pincus Counsellors, Inc. will cease to act as the Portfolio Manager to the Managed Global Series of The GCG Trust (the "Trust"). The Trust's Board of Trustees, at a special meeting, approved a separate portfolio management agreement among the Trust, Directed Services, Inc. and Putnam Investment Management, Inc. ("Putnam") appointing Putnam as Portfolio Manager to the Managed Global Series.

     Effective February 28, 1997, Bankers Trust Company will cease to act as the Portfolio Manager to the Emerging Markets Series and Market Manager Series of the Trust. At the special meeting, the Board of Trustees approved separate portfolio management agreements among the Trust, Directed Services, Inc. and Putnam and Equitable Investment Services, Inc. ("Equitable Investment Services") appointing Putnam as Portfolio Manager to the Emerging Markets Series and appointing Equitable Investment Services as Portfolio Manager of the Market Manager Series.

    The agreements approved by the Trustees are substantially similar to the respective agreements now in effect including the compensation to be paid to the new Portfolio Managers. Additionally, the Board of Trustees voted to submit these agreements to the shareholders of the respective Series of the Trust for their approval.

Putnam Investment Management, Inc.
    Putnam with offices at One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. Putnam is wholly owned by Putnam In-vestments, Inc., which is in turn wholly owned by Marsh & McLennan Companies, Inc., whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of Decem-ber 31, 1996, Putnam and its affiliates managed approximately $173 billion of assets. Putnam will assume portfolio management of the Managed Global Series and the Emerging Markets Series on March 1, 1997.

    The Managed Global Series will be managed by Robert Swift and C. Kim Goodwin. Mr. Swift is Senior Vice President and has been employed as an invest-ment professional at Putnam since August, 1995. Prior to August, 1995, Mr. Swift was Far East Team Leader and Portfolio Manager at IAI International/Hill Samuel Investment Advisors. Ms. Goodwin is Senior Vice President of Putnam and has been employed as an investment professional at Putnam since May, 1996. From February, 1993 to May, 1996, Ms. Goodwin was Vice President at Prudential Mutual Fund Investment Management. From June, 1990 to February, 1993, Ms. Goodwin was an Assistant Vice President at Mellon Bank Corp.

    The Emerging Markets Series will be managed by Thomas Haslett and J. Peter Grant. Mr. Haslett is Managing Director and Chief Investment Officer, Emerging Markets Equity, and has been employed as an investment professional at Putnam since December, 1996. Prior to December, 1996, Mr. Haslett was Managing Director and Senior Portfolio Manager at Montgomery Asset Management. Mr. Grant is Senior Vice President and has been an investment professional at Putnam since 1973.

Equitable Investment Services, Inc.
    Equitable Investment Services currently serves as portfolio manager to the Liquid Asset Series and the Limited Maturity Bond Series of the Trust and will assume portfolio management of the Market Manager Series on March 1, 1997.

    Bryan L. Borchert, Managing Director of Equitable Investment Services, will be responsible for management of the Market Manager Series. Mr. Borchert has been an investment professional with Equitable Investment Services since 1987.


IN 3058 - INVMGMT 2/97